MERRILL LYNCH
                                                                INTERMEDIATE
                                                                GOVERNMENT
                                                                BOND FUND

                                [GRAPHIC OMITTED]

                                                       STRATEGIC
                                                                Performance

                                                                Quarterly Report
                                                                July 31, 1999

Merrill Lynch Intermediate Government Bond Fund

DEAR SHAREHOLDER

Interest rates continued to rise during the July quarter. The yield on the Treasury's ten-year note jumped from about 5.35% at the start of the July quarter to above 6% and closed the quarter at 5.90%, near its highest level of the year.

The threat of an economy that was expanding too quickly sparked worries about inflation. The tight labor market was beginning to create an imbalance between the supply and demand for available workers, which could eventually lead to higher wages and then higher prices. The unemployment rate fell close to 4%, a rate not seen in decades. However, despite the long-term decline in the unemployment rate, inflation rates have remained low, partly because of improvements in worker productivity, which have been spurred by advances in technology and communications. It is uncertain as to how long this productivity improvement can continue to offset the very low unemployment levels without causing inflation.

News overseas also added to the bearish market environment for bonds. The strength of the US dollar faltered as foreign economies recovered from the turmoil of last year. As their local economies recover, foreign manufacturers no longer need to sell to the United States at depressed prices just to keep operating. The US economy has begun to lose this deflationary benefit. The weakening of the dollar has lessened the benefit to foreign investors of investing in US dollar-denominated assets, lowering the demand for US Treasury securities.

In response to these developments, the Federal Open Market Committee (FOMC) announced its bias to tighten monetary policy at its May 1999 meeting. In June, the FOMC tightened monetary policy 25 basis points (0.25%). This provided only temporary relief as concerns about the labor supply and demand balance and the level of inflation remained. (The FOMC tightened monetary policy an additional 25 basis points at the end of August.) With tighter Federal Reserve Board policy (and many other concerns such as Year 2000 compliance and heavy debt issuance by corporations), assets such as mortgage-backed securities, Government agency debentures and corporate bonds underperformed their Treasury counterparts during the July quarter.

The three months ended July 31, 1999 marked a period of transition for the Fund. Most notably, while the average portfolio maturity of the Fund continues to be between six and eight years, our 15-year final maturity restriction on investments was eliminated. This now gives us the flexibility to invest in Government securities of any maturity.

We maintained a balance in the Fund's allocation to Treasury issues, agency securities and mortgage-backed securities throughout the July quarter, taking a market-weighted position in mortgage-backed securities and emphasizing positions in Government agency debentures at the expense of Treasury securities. This bias hurt relative performance as yield spreads (the difference in yield between a security and its Treasury equivalent) widened during the July quarter, causing Treasury issues to outperform. Fortunately, we were overweighted in the shorter maturity agency issues, which perform better than longer agency issues in a spread widening environment. As of July 31, 1999, the Fund had no agency investments longer than 13 years, excluding mortgage-backed securities. The Fund's Class A, Class B, Class C and Class D Shares had total returns of -2.04%, -2.16%, -2.10% and -2.06%, respectively, for the three months ended July 31, 1999. This compared to the Lipper Analytical Services Inc.'s peer group of Intermediate US Government Bond Funds, which had an average of

Merrill Lynch Intermediate Government Bond Fund                    July 31, 1999


-1.64% for the same three-month period. However, for the 12 months ended July 31, 1999, the Fund's Class A, Class B, Class C and Class D Shares had total returns of +2.31%, +1.69%, +1.93% and +2.21%, respectively, exceeding the Lipper group average of +1.74%. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 3 and 4 of this report to shareholders.)

We believe that the current high yield levels available on agency debentures and mortgage-backed securities are attractive. Over long periods of time, agency debentures tend to perform better than Treasury debt given their yield advantage and very similar credit quality. Therefore, we plan to continue to overweight the portfolio in agency debentures. We also believe that the Federal Reserve Board may continue to tighten monetary policy in the environment of a shrinking labor supply. However, we also believe that the extent of its tightening will be limited, as the sharply higher interest rates we have seen may slow down the economy enough to provide a sense of balance later this year.

In Conclusion

We thank you for your continued investment in Merrill Lynch Intermediate Government Bond Fund, and we look forward to discussing our outlook and strategy with you in our upcoming annual report to shareholders.

Sincerely,


/s/ Robert W. Crook

Robert W. Crook
President and Trustee


/s/ Ralph A. DeCesare

Ralph A. DeCesare
Vice President and Portfolio Manager

September 13, 1999

Merrill Lynch Intermediate Government Bond Fund                    July 31, 1999


PERFORMANCE DATA

About Fund Performance

      Investors are able to purchase shares of the Fund through the Merrill Lynch Select PricingSM System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 1% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

o Class B Shares are subject to a maximum contingent deferred sales charge of 1% if redeemed during the first year, decreasing to 0% after the first year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 1% and an account maintenance fee of 0.10% (but no distribution fee). The Fund's shareholders as of February 18, 1997 became holders of Class D Shares.

      None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results*

                                                                                     Ten Years/      Standardized
                                                       12 Month        3 Month     Since Inception   30-Day Yield
                                                     Total Return   Total Return    Total Return     As of 7/31/99
==================================================================================================================
ML Intermediate Government Bond Fund Class A Shares     +2.31%         -2.04%          +12.49%           5.52%
------------------------------------------------------------------------------------------------------------------
ML Intermediate Government Bond Fund Class B Shares     +1.69          -2.16           +11.25            5.08
------------------------------------------------------------------------------------------------------------------
ML Intermediate Government Bond Fund Class C Shares     +1.93          -2.10           +11.47            5.34
------------------------------------------------------------------------------------------------------------------
ML Intermediate Government Bond Fund Class D Shares     +2.21          -2.06           +86.68+           5.41
==================================================================================================================

* Investment results shown do not reflect sales charges; results would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's ten-year/since inception periods are from 2/18/97 for Class A, Class B & Class C Shares and ten years for Class D Shares.

+ Performance for Class D Shares for the period prior to 2/18/97 was when the Fund operated under a different investment objective.

Merrill Lynch Intermediate Government Bond Fund                    July 31, 1999


PERFORMANCE DATA (concluded)

Average Annual Total Return

                                              % Return Without    % Return With
                                                Sales Charge      Sales Charge**
================================================================================
Class A Shares*
================================================================================
Year Ended 6/30/99                                 +3.02%             +1.99%
--------------------------------------------------------------------------------
Inception (2/18/97)
through 6/30/99                                    +5.31              +4.86
--------------------------------------------------------------------------------
*     Maximum sales charge is 1%.
**    Assuming maximum sales charge.

                                                  % Return           % Return
                                                Without CDSC        With CDSC**
================================================================================
Class B Shares*
================================================================================
Year Ended 6/30/99                                 +2.39%             +1.42%
--------------------------------------------------------------------------------
Inception (2/18/97)
through 6/30/99                                    +4.84              +4.84
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                                  % Return           % Return
                                                Without CDSC        With CDSC**
================================================================================
Class C Shares*
================================================================================
Year Ended 6/30/99                                 +2.64%             +1.67%
--------------------------------------------------------------------------------
Inception (2/18/97)
through 6/30/99                                    +4.92              +4.92
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                              % Return Without    % Return With
                                                Sales Charge      Sales Charge**
================================================================================
Class D Shares*
================================================================================
Year Ended 6/30/99                                 +2.81%             +1.78%
--------------------------------------------------------------------------------
Five Years Ended 6/30/99+                          +5.69              +5.48
--------------------------------------------------------------------------------
Ten Years Ended 6/30/99+                           +6.67              +6.56
--------------------------------------------------------------------------------
*     Maximum sales charge is 1%.
**    Assuming maximum sales charge.
+ Performance for Class D Shares for the period prior to 2/18/97 was when the Fund operated under a different investment objective.

SCHEDULE OF INVESTMENTS

                                                   Face     Interest           Maturity
Issue                                             Amount      Rate              Date(s)       Value
-----------------------------------------------------------------------------------------------------
US Government & Agency Obligations--96.6%
-----------------------------------------------------------------------------------------------------
US Treasury Notes & Bonds                       $1,000,000    5.625%            5/15/08    $  971,560
                                                   250,000    5.75             10/31/02       249,610
                                                 1,500,000    5.75              8/15/03     1,492,740
                                                 6,000,000    6.125            11/15/27     5,878,140
                                                 2,000,000    7.25              5/15/04     2,109,380
                                                 1,000,000    7.50              5/15/02     1,044,370
                                                 4,000,000    7.50             11/15/16     4,460,640
                                                 2,000,000    7.875             8/15/01     2,083,120
                                                 1,000,000   10.00              5/15/10     1,182,340
                                                 2,000,000   11.875            11/15/03     2,437,820
                                                 2,100,000   13.375             8/15/01     2,405,151
=====================================================================================================
Federal Home Loan Banks                          3,000,000    5.125             2/26/02     2,928,270
                                                 5,000,000    5.50              8/13/01     4,955,450
                                                 4,000,000    5.63              9/02/03     3,885,000
=====================================================================================================

Merrill Lynch Intermediate Government Bond Fund                    July 31, 1999

SCHEDULE OF INVESTMENTS (concluded)

                                                   Face     Interest           Maturity
Issue                                             Amount      Rate              Date(s)       Value
-----------------------------------------------------------------------------------------------------
US Government & Agency Obligations (concluded)
-----------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corporation          $2,989,257    6.50%     5/01/14-6/01/14    $2,921,999
Mortgage-Backed Securities**                     8,999,100    6.50              7/01/29     8,577,222
                                                 2,000,000    7.00              1/15/24     1,988,740
                                                 4,000,000    7.00                 TBA+     3,910,000
=====================================================================================================
Federal National Mortgage Association            2,000,000    5.43              3/29/01     1,982,500
                                                 3,000,000    5.81              3/02/04     2,913,750
                                                 4,000,000    5.94             12/19/08     3,697,480
                                                 2,000,000    6.95             11/13/06     1,970,320
                                                 3,950,000    6.96              9/05/12     3,886,445
                                                 2,000,000    7.15              8/27/12     1,934,680
=====================================================================================================
Federal National Mortgage Association            5,779,311    6.50     10/25/03-3/01/14     5,662,325
Mortgage-Backed Securities**                        91,512    7.00              6/01/06        91,334
                                                 3,887,616    7.00      5/01/29-6/01/29     3,798,900
                                                 6,828,937    7.50     11/01/26-3/01/29     6,831,176
=====================================================================================================
Government National Mortgage Association         7,958,510    7.00      6/15/23-6/15/29     7,757,505
Mortgage-Backed Securities**
=====================================================================================================
Total US Government & Agency Obligations
  (Cost--$96,882,872)                                                                      94,007,967
=====================================================================================================

Face Amount                           Short-Term Securities
-----------------------------------------------------------------------------------------------------
US Government Agency Obligations*--2.1%
-----------------------------------------------------------------------------------------------------
$2,000,000   Student Loan Marketing Association, 4.92% due 8/02/1999                        2,000,000
=====================================================================================================
Total US Government Agency Obligations (Cost--$2,000,000)                                   2,000,000
-----------------------------------------------------------------------------------------------------
Repurchase Agreements***--4.3%
-----------------------------------------------------------------------------------------------------
 4,211,000   Warburg Dillon Read LLC, purchased on 7/30/1999 to yield 5.05% to 8/02/1999    4,211,000
=====================================================================================================
Total Repurchase Agreements (Cost--$4,211,000)                                              4,211,000
=====================================================================================================
Total Short-Term Securities (Cost--$6,211,000)--6.4%                                        6,211,000
=====================================================================================================
Total Investments (Cost--$103,093,872)--103.0%                                            100,218,967
Liabilities in Excess of Other Assets--(3.0%)                                              (2,939,875)
                                                                                         ------------
Net Assets--100.0%                                                                       $ 97,279,092
                                                                                         ============
=====================================================================================================
Net Asset   Class A--Based on net assets of $23,610,024 and
Value:      2,506,271 shares of beneficial interest outstanding                          $       9.42
                                                                                         ============
            Class B--Based on net assets of $39,941,861 and
            4,240,120 shares of beneficial interest outstanding                          $       9.42
                                                                                         ============
            Class C--Based on net assets of $4,071,324 and
            432,510 shares of beneficial interest outstanding                            $       9.41
                                                                                         ============
            Class D--Based on net assets of $29,655,883 and
            3,148,419 shares of beneficial interest outstanding                          $       9.42
                                                                                         ============
=====================================================================================================

* Certain US Government Agency Obligations are traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.
** Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancings of the underlying mortgage investments. As a result, the average life may be substantially less than the original maturity.
*** Repurchase Agreements are fully collateralized by US Government & Agency Obligations.
+ Represents a "to-be-announced" (TBA) transaction. The Fund has committed to purchasing securities for which all specific information is not available at this time.

Officers and Trustees

Robert W. Crook, President and Trustee
A. Bruce Brackenridge, Trustee
Charles C. Cabot Jr., Trustee
James T. Flynn, Trustee
Terry K. Glenn, Trustee
Todd Goodwin, Trustee
George W. Holbrook Jr., Trustee
W. Carl Kester, Trustee
Christopher G. Ayoub, Senior Vice President
Michael J. Brady, Senior Vice President
William M. Breen, Senior Vice President
James J. Fatseas, Senior Vice President
Joseph T. Monagle Jr., Senior Vice President
William Wasel, Senior Vice President
Ann Catlin, Vice President
Ralph A. DeCesare, Vice President
Diana Frankland, Vice President
Mark E. Maguire, Vice President
Dianne F. McDonough, Vice President
Patricia A. Schena, Vice President
Barry F. X. Smith, Vice President
Karen D. Young, Vice President
Donald C. Burke, Vice President and Treasurer
Phillip Gillespie, Secretary

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
Intermediate Government
Bond Fund
Box 9011
Princeton, NJ
08543-9011                                                          #IGB01--7/99

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